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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): March 30, 2006


                                  IVOICE, INC.
             (Exact name of registrant as specified in its chapter)


 NEW JERSEY                        000-29341                     51-0471976
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 (State of                        (Commission                 (I.R.S. Employer
organization)                     File Number)               Identification No.)


      750 HIGHWAY 34, MATAWAN, NJ                                 07747
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

iVoice, Inc announced on March 30, 2006 that it has entered into a Letter of Intent to acquire microMEDIA Imaging Systems, a document imaging and scanning service company whose capabilities include indexing and online document hosting. The transaction, which is subject to due diligence and the usual and customary conditions, is expected to close in June 2006. The press release issued by the Company is attached herein.

On April 4, 2006, an article appeared in the Wall Street Journal regarding the new product Acid+All(TM) marketed by the Company's wholly owned subsidiary, Thomas Pharmaceutical Ltd. This article is attached herein as Exhibit 99.2.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


D) EXHIBITS

    99.1 Press release dated March 30, 2006 entitled: "iVoice Enters Letter of Intent To Acquire Document Imaging Company".

    99.2 Wall Street Journal article on April 4, 2006 entitled "A Company Bets Heartburn Sufferers Will Pay for Chic Relief".




















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVOICE, INC,

Date: April 5, 2006                        By: /s/ Jerome R. Mahoney
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                                               Jerome R. Mahoney
                                               President, Secretary and Chief
                                               Executive Officer



























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                                INDEX OF EXHIBITS


99.1 Press release dated March 30, 2006 entitled: "iVoice Enters Letter of Intent To Acquire Document Imaging Company.

99.2 Wall Street Journal article on April 4, 2006 entitled "A Company Bets Heartburn Sufferers Will Pay for Chic Relief".